Fair Value Measurements - Schedule of Company’s Assets and Liabilities that are Measured at Fair Value on a Recurring Basis (Details) - Level 3 [Member] - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024
Forward purchase agreement asset [Member]
Assets:
Fair value measured assets		$ 155
SEPA put rights asset [Member]
Assets:
Fair value measured assets	32	188
Embedded derivative liability [Member]
Liabilities:
Fair value measured liabilities	$ 111	$ 80